ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

               In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-1 Sub-Pool 1
                    for August 26, 1996, the Remittance date.

                        Due period ended: August 1, 1996

- --------------------------------------------------------------------------------

 1   Total Actual Principal Collections                              799,970.31
 2   Total Actual Interest Collections                               722,523.53
 3   Additional Proceeds                                                   0.00
                                                                   ------------
 4             Total Collections:                                  1,522,493.84
     Monthly Advance
 5        Delinquent Interest                                         25,204.68
 6        Compensating Interest                                        2,077.39
 7        Amounts Held for Future Distributions                            0.00
                                                                   ------------
 8   Available Remittance Amount:                                  1,549,775.91

 9   Less:     Service Fees                                           41,448.63
10   Less:     Expense Account Deposit:                                1,940.79
11   Plus:     Cross Collateral Deposit                                    0.00
                                                                   ------------
12   Adjusted Remittance Amount:                                   1,506,386.49

     Remaining Amount Available:
13             Adjusted Remittance Amount                          1,506,386.49
14             Insured Payments                                            0.00
15             Cross Collateral Withdrawal                                 0.00
16             Insurance Account Deposit @ 13 bp                       8,517.22
                  the Ending Principal balance
17             Class Remittance Amounts                            1,497,869.27
18             Non-Recoverable Advances Not
                  Previously Reimbursed                                    0.00
                                                                   ------------
19   Total Remaining Amount Available:                                     0.00
                                                                   ============

     Amount of Reimbursements Pursuant to Sec. 5.04
20        Servicing Fee                                                    0.00
21        Monthly Advances and Servicer Advances                           0.00
22        Other Mortgage Payments                                          0.00
23        Interest Earned on P&I Deposits                                  0.00
24        Additional Servicing Compensation                                0.00

- --------------------------------------------------------------------------------

                                                 ALLIANCE FUNDING COMPANY
                                by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                    Designated Servicer
                                                  SERVICER'S CERTIFICATE

                                                     1996-1 Sub-Pool 1

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                                  Lee Servicing Company reports the following information
                     pertaining to Series 1996-1 Sub-Pool 1 for August 26, 1996, the Remittance date.
                                             Due period ended: August 1, 1996

- --------------------------------------------------------------------------------------------------------------------------
                                                         Total            Class A1           Class A2           Class A3
                                                     -------------      -------------      -------------      ------------
25   Number of Loans                                          1302
26   Opening Loan balance                            79,420,487.38      18,422,345.07      34,998,934.11      7,499,771.60
27   Additional Principal Reduction                     989,062.72         989,062.72               0.00              0.00
28   Realized Losses, LTD                                     0.00               0.00               0.00              0.00
29   Carryforward amount                                      0.00               0.00               0.00              0.00
                                                     -------------      -------------      -------------      ------------
30   Opening Class Principal Balance                 78,431,424.66      17,433,282.35      34,998,934.11      7,499,771.60
31        Pool Factor per Loan Balance                 95.6873343%        22.1955965%        42.1673905%        9.0358694%
32        Factor per Class Balance                     94.4956924%        21.0039546%        42.1673905%        9.0358694%
33   Excess Spread                                              00
34   Additional Principal due Class A                   241,105.83         241,105.83
35   Cross Collateral Deposit                                 0.00               0.00
36   Cross Collateral Withdrawal                              0.00
37   Interest Remittance @ Class Yield                  456,793.13          94,720.83         199,493.92         44,498.64

     Principal Reductions:
38        Prepayments -- Number                                 13                 13
39        Prepayments -- Dollar                         740,626.99         740,626.99               0.00              0.00
40        Net Liquidation Proceeds                            0.00               0.00               0.00              0.00
41        Curtailments                                        0.00               0.00               0.00              0.00
42        Normal and Excess Payments                     59,343.32          59,343.32               0.00              0.00
                                                     -------------      -------------      -------------      ------------
43   Total Principal Remittance                         799,970.31         799,970.31               0.00              0.00
44   Additional Principal Reduction                     241,105.83         241,105.83               0.00              0.00
                                                     =============      =============      =============      ============
45   Total Remittance                                 1,497,869.27       1,135,796.97         199,493.92         44,498.64
                                                     =============      =============      =============      ============
46        Current Month Realized Loss -- Number                  0                  0
47        Current Month Realized Loss -- dollar               0.00               0.00

     Class Principal Balance Reconciliation
48   Number of Loans                                          1289
49        Loan balance                               78,620,517.07      17,622,374.76      34,998,934.11      7,499,771.60
50        Additional Principal Reduction, LTD         1,230,168.55       1,230,168.55               0.00              0.00
51        Realized Losses, LTD                                0.00               0.00               0.00              0.00
                                                     -------------      -------------      -------------      ------------
52   Ending Class Principal Balance                  77,390,348.52      16,392,206.21      34,998,934.11      7,499,771.60
53   Class Factor per Loan Balance                     94.7235146%        21.2317768%        42.1673905%        9.0358694%
54   Class Factor per Class Balance                    93.2413838%        19.7496460%        42.1673905%        9.0358694%
- --------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------
                                                     Class A4           Class A5        Class R
                                                    ------------      ------------      --------
25   Number of Loans
26   Opening Loan balance                           9,999,695.46      8,499,741.14
27   Additional Principal Reduction                         0.00              0.00
28   Realized Losses, LTD                                   0.00              0.00
29   Carryforward amount                                    0.00              0.00
                                                    ------------      ------------
30   Opening Class Principal Balance                9,999,695.46      8,499,741.14
31        Pool Factor per Loan Balance               12.0478259%       10.2406520%
32        Factor per Class Balance                   12.0478259%       10.2406520%
33   Excess Spread                                                                        0.00
34   Additional Principal due Class A
35   Cross Collateral Deposit
36   Cross Collateral Withdrawal                                                          0.00
37   Interest Remittance @ Class Yield                 62,831.42         55,248.32

     Principal Reductions:
38        Prepayments -- Number
39        Prepayments -- Dollar                             0.00              0.00
40        Net Liquidation Proceeds                          0.00              0.00
41        Curtailments                                      0.00              0.00
42        Normal and Excess Payments                        0.00              0.00
                                                    ------------      ------------      --------
43   Total Principal Remittance                             0.00              0.00
44   Additional Principal Reduction                         0.00              0.00
                                                    ============      ============      ========
45   Total Remittance                                  62,831.42         55,248.32        0.00
                                                    ============      ============      ========
46        Current Month Realized Loss -- Number
47        Current Month Realized Loss -- dollar

     Class Principal Balance Reconciliation
48   Number of Loans
49        Loan balance                              9,999,695.46      8,499,741.14
50        Additional Principal Reduction, LTD               0.00              0.00
51        Realized Losses, LTD                              0.00              0.00
                                                    ------------      ------------
52   Ending Class Principal Balance                 9,999,695.46      8,499,741.14
53   Class Factor per Loan Balance                   12.0478259%       10.2406520%
54   Class Factor per Class Balance                  12.0478259%       10.2406520%
- ------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                         1996-1 Sub-Pool 1

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                                      Lee Servicing Company reports the following information
                         pertaining to Series 1996-1 Sub-Pool 1 for August 26, 1996, the Remittance date.
                                                  Due period ended: August 1, 1996

- ------------------------------------------------------------------------------------------------------------------------------------

                                                  Total        Class A1       Class A2       Class A3     Class A4       Class A5
                                              -------------  -------------  -------------  ------------  ------------  ------------
55   Weighted Note Rate -- THIS remittance        11.35407%
56   Weighted Note Rate -- NEXT remittance        11.35281%
57     Pass-Through Rate -- THIS remittance                         6.520%         6.840%        7.120%         7.540%        7.800%

58   Weighted Average Remaining Term                 221.29

59   Original Pool -- Principal Balance       52,491,569.72  13,913,428.12  22,134,999.28  4,743,214.13   6,324,285.51  5,375,642.68
60   Original Pool -- Pre-Funding Account     30,508,430.28   8,086,571.88  12,865,000.72  2,756,785.87   3,675,714.49  3,124,357.32
61   Original Pool -- Additional Principal
       Reduction                                       0.00           0.00           0.00          0.00           0.00          0.00

62   Original Pool Total                      83,000,000.00  22,000,000.00  35,000,000.00  7,500,000.00  10,000,000.00  8,500,000.00
                                              -------------  -------------  -------------  ------------  -------------  ------------
63   Original Pool -- Number of Loans                   864

- ------------------------------------------------------------------------------------------------------------------------------------

     Class A Over-Collateralization Reconciliation       Beginning of Month      Current Month       End of Month
     ---------------------------------------------       ------------------      -------------       ------------
64   Additional Principal Reduction, LTD                     989,062.72           241,105.83         1,230,168.55
65   Cross Collateral Deposit, LTD                                 0.00                 0.00                 0.00
66   Less:  Realized Losses, LTD                                   0.00                 0.00                 0.00
                                                             ----------           ----------         ------------
67   Over-Collateralization of Principal                     989,062.72           241,105.83         1,230,168.55
                                                             ==========           ==========         ============

68   Base Overcollateralization Requirement                                                          4,150,000.00
69   Required Over-Collateralization Amount                                                          4,150,000.00


     Current Month Subordinated Amount                   Beginning of Month      Current Month       End of Month
     ---------------------------------                   ------------------      -------------       ------------

70   Original Subordinated Amount                           8,798,000.00              N/A            8,798,000.00
71   Less: Cumulative Realized Losses                               0.00              0.00                   0.00
72   Plus: Cumulative Additional Proceeds                           0.00              0.00                   0.00
                                                            ------------              ----           ------------
73   Current Subordinated Amount                            8,798,000.00                             8,798,000.00
                                                            ============              ====           ============

     Nonrecoverable Advance Reconciliation
     -------------------------------------
74   Beginning of Month                                                               0.00
75   Current Month Unpaid Nonrecoverable Advance                                      0.00
76   Less: Current Month Reimbursement                                                0.00
                                                                                      ----
77   End of Month                                                                     0.00
                                                                                      ====

- -----------------------------------------------------------------------------------------------------------------

                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                         1996-1 Sub-Pool 1

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996
                                      Lee Servicing Company reports the following information
                         pertaining to Series 1996-1 Sub-Pool 1 for August 26, 1996, the Remittance date.
                                                  Due period ended: August 1, 1996

- ------------------------------------------------------------------------------------------------------------------------------------

                                                           Class A1        Class A2       Class A3       Class A4        Class A5
                                        --------------  --------------  --------------  -------------  --------------  -------------
78   Total Class Principal --
       Original Pool                    $83,000,000.00  $22,000,000.00  $35,000,000.00  $7,500,000.00  $10,000,000.00  $8,500,000.00
79   Interest Remittance Amount             456,793.13       94,720.83      199,493.92      44,498.64       62,831.42      55,248.32
80   Interest Rate Factor / 1000              5.503532        4.305492        5.699826       5.933152        6.283142       6.499802

81   Total Principal Collections            799,970.31      799,970.31            0.00           0.00            0.00           0.00
82   Additional Principal Reduction         241,105.83      241,105.83            0.00           0.00            0.00           0.00
                                        --------------  --------------  --------------  -------------  --------------  -------------
83   Principal Remittance Amount          1,041,076.14    1,041,076.14            0.00           0.00            0.00           0.00
84   Principal Payment Factor / 1000         12.543086       47.321643        0.000000       0.000000        0.000000       0.000000
85   Principal Factor                       932.413838      745.100282      999.969546     999.969546      999.969546     999.969546

86   Prior Month Principal Factor           944.956924      792.421925      999.969546     999.969546      999.969546     999.969546

- ------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-1 SUB POOL 2

               In accordance with section 6.08 of the Pooling and
                 Servicing Agreement dated as of March 1, 1996
             and the Insurance Agreement dated as of March 22, 1996,
             Lee Servicing Company reports the following information
                     pertaining to series 1996-1 Sub Pool 2
                   for August 26, 1996, the Remittance date.

                          Period Ended: August 1, 1996

- --------------------------------------------------------------------------------

 1   Total Actual Principal Collections                            1,796,303.56
 2   Total Actual Interest Collections                               649,108.87
 3   Additional Proceeds                                                   0.00
                                                                   ------------
 4   Total Collections                                             2,445,412.43

     Monthly Advance
 5        Delinquent Interest                                        (5,045.70)
 6        Compensating Interest                                        6,531.58
 7        Amounts Held for Future Distributions                            0.00
 8        Supplemental Interest                                            0.00
                                                                   ------------
 9   Available Remittance Amount:                                  2,446,898.31

10   Less:     Service Fees                                           43,950.94
11   Less:     Expense Account Deposit                                 1,897.92
12   Cross Collateral Deposit                                              0.00
                                                                   ------------
13   Adjusted Remittance Amount:                                   2,401,049.45

     Remaining Amount Available:

14             Adjusted Remittance Amount                          2,401,049.45
15             Insured Payments                                            0.00
16             Cross Collateral Withdrawal                                 0.00
17             Insurance Account Deposit @ 13bp                        8,573.16
                  the ending Class A  P-balance
18             Class Remittance Amounts                            2,392,476.29
19             Non-Recoverable Advances Not
                  Previously Reimbursed                                    0.00
                                                                   ------------
20   Total Remaining Amount Available:                                     0.00
                                                                   ============

     Amount of Reimbursements Pursuant to Sec. 5.04

21        Servicing Fee                                                    0.00
22        Monthly Advances and Servicer Advances                           0.00
23        Other Mortgage Payments                                          0.00
24        Interest Earned on P&I Deposits                                  0.00
25        Additional Servicing Compensation                                0.00

- --------------------------------------------------------------------------------

                                        ALLIANCE FUNDING COMPANY
                       by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                           Designated Servicer
                                          SERVICERS CERTIFICATE

                                            1996-1 SUB POOL 2

                           In accordance with section 6.08 of the Pooling and
                             Servicing Agreement dated as of March 1, 1996
                         and the Insurance Agreement dated as of March 22, 1996,
                  Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for August 26, 1996, the Remittance date.
                                      Period Ended: August 1, 1996

- --------------------------------------------------------------------------------------------------------

                                                             Total             Class 2-A         Class R
                                                         -------------       -------------       -------
26   Number of Loans                                               704
27   Opening Loan Balance                                80,933,174.94       80,933,174.94
28   Additional Principal Reduction, LTD                  3,219,945.88        3,219,945.88

29   Realized Losses, LTD                                         0.00                0.00
30   Carryforward Amount                                          0.00                0.00
                                                         -------------       -------------
31   Opening Class Principal Balance                     77,713,229.06       77,713,229.06
32        Pool Factor per Loan Balance                     97.5098493%         97.5098493%
33        Factor per Class Balance                         93.6303965%         93.6303965%
34   Excess Spread                                                0.00                             0.00
35   Additional Principal due Class A                       195,690.56          195,690.56
36   Cross Collateral Deposit                                     0.00                0.00
37   Cross Collateral Withdrawal                                  0.00                             0.00
38   Interest Remittance                                    400,482.17          400,482.17
     Principal Reductions:
39             Prepayments -- Number                                15                  15
40             Prepayments -- Dollar                      1,745,712.47        1,745,712.47
41             Net Liquidation Proceeds                           0.00                0.00
42             Curtailments                                       0.00                0.00
43             Normal and Excess Payments                    50,591.09           50,591.09
                                                         -------------       -------------         ----
44   Total Principal Remittance                           1,796,303.56        1,796,303.56
45   Additional Principal Reduction                         195,690.56          195,690.56
                                                         -------------       -------------         ----
46   Total Remittance                                     2,392,476.29        2,392,476.29         0.00
                                                         =============       =============         ====
47   Carryforward Amount                                          0.00
48   Current Month Realized Loss -- Number                           0                   0
49   Current Month Realized Loss -- Dollar                        0.00                0.00

     Class Principal Balance -- End of Month
50                              Number of Loans          #         689
51   Closing Loan Balance                                79,136,871.38       79,136,871.38
52   Additional Principal Reduction,  LTD                 3,415,636.44        3,415,636.44
53   Realized Losses, LTD                                         0.00                0.00
54   Carryforward Amount                                          0.00                0.00
                                                         -------------       -------------
55   Closing Class A Principal Balance                   75,721,234.94       75,721,234.94
56   Class Factor per Loan Balance                         95.3456282%         95.3456282%
57   Class Factor per Class Balance                        91.2304035%         91.2304035%

- --------------------------------------------------------------------------------------------------------

                                               ALLIANCE FUNDING COMPANY
                              by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                  Designated Servicer
                                                 SERVICERS CERTIFICATE

                                                   1996-1 SUB POOL 2

                        In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1996 and the Insurance Agreement dated as of March 22, 1996,
                                Lee Servicing Company reports the following information
                   pertaining to series 1996-1 Sub Pool 2 for August 26, 1996, the Remittance date.
                                             Period Ended: August 1, 1996

- ----------------------------------------------------------------------------------------------------------------------

                                                                   Total              Class A1
                                                               -------------        -------------
58   Weighted Note Rate -- THIS Remittance:                         9.63913%
59   Weighted Note Rate -- NEXT Remittance:                        10.38246%

60   Pass-Through Rate:                                             5.79750%             5.79750%

61   Related Remittance Period                                     25-Jul-96        thru      25-Aug-96

62   Days in Related Period:                                              32

63   Weighted Average Remaining Term                                  354.30

64   Original Pool -- Principal Balance                        57,027,110.90        57,027,110.90
65   Original Pool -- Pre-Funding Account                      28,407,783.59        28,407,783.59
66   Original Pool -- Additional Principal Reduction            2,434,894.49         2,434,894.49
                                                               -------------        -------------
67   Original Pool Total                                       83,000,000.00        83,000,000.00
68   Original Pool -- Number of Loans                                    318

- ----------------------------------------------------------------------------------------------------------------------

     Class A Over-Collateralization Reconciliation           Beginning of Month       Current Month       End of Month
     ---------------------------------------------           ------------------       -------------       ------------
69   Additional Principal Reduction, LTD                        3,219,945.88           195,690.56         3,415,636.44
70   Cross Collateral Deposit, LTD                                      0.00                 0.00                 0.00
71   Less:  Realized Losses, LTD                                        0.00                 0.00                 0.00
                                                                ------------           ----------         ------------
72   Over-Collateralization of Principal                        3,219,945.88           195,690.56         3,415,636.44
                                                                ============           ==========         ============

73   Base Over-Collateralization Requirement                                                              4,058,157.00


     Current Month Subordinated Amount                       Beginning of Month       Current Month       End of Month
     ---------------------------------                       ------------------       -------------       ------------
74   Original Subordinated Amount                               9,269,686.00                  N/A         9,269,686.00
75   Less:  Cumulative Realized Losses                                  0.00                  0.00                0.00
76   Plus:  Cumulative Additional Proceeds                              0.00                  0.00                0.00
                                                                ------------           -----------        ------------
77   Current Subordinated Amount                                9,269,686.00                              9,269,686.00
                                                                ============           ===========        ============


     NonRecoverable Advance Reconciliation
     -------------------------------------
78   Beginning of Month                                                 0.00
79   Current Month Unpaid Nonrecoverable Advance                        0.00
80   Less: Current Month Reimbursement                                  0.00
                                                                ============
81   End of Month                                                       0.00
                                                                ============

- ----------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1996-1 SUB POOL 2

               In accordance with section 6.08 of the Pooling and
                 Servicing Agreement dated as of March 1, 1996
             and the Insurance Agreement dated as of March 22, 1996,
             Lee Servicing Company reports the following information
                     pertaining to series 1996-1 Sub Pool 2
                   for August 26, 1996, the Remittance date.

                          Period Ended: August 1, 1996

- --------------------------------------------------------------------------------

                                                    Total            Class A1
                                                --------------    --------------
82   Total Class Principal - Original Pool      $83,000,000.00    $83,000,000.00
83   Interest Remittance Amount                     400,482.17        400,482.17
84   Interest Rate Factor / 1000                      4.825086          4.825086

85   Total Principal Collections                  1,796,303.56      1,796,303.56
86   Additional Principal Reduction                 195,690.56        195,690.56
                                                --------------    --------------
87   Principal Remittance Amount                  1,991,994.12      1,991,994.12
88   Principal Payment Factor/1000                   23.999929         23.999929
89   Principal Factor                               912.304035        912.304035

90   Prior Month Principal Factors                  936.303964        936.303964

- --------------------------------------------------------------------------------